Ivy Funds Variable Insurance Portfolios

Supplement dated December 31, 2014 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2014

and as supplemented July 16, 2014, August 22, 2014 and November 14, 2014

Effective January 1, 2015, the Statement of Additional Information is amended to reflect that the name of Ivy Funds VIP International Growth has changed to Ivy Funds VIP Global Growth.

Supplement	Statement of Additional Information	1